UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2026

THE AES CORPORATION

(Exact name of registrant as specified in its charter)

delaware	001-12291	54-1163725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Wilson Boulevard, Suite 1100 Arlington, Virginia 22203
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:

(703) 522-1315

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	AES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 5, 2026, The AES Corporation (the “Company” or “AES”) entered into (i) Amendment No. 3 to the Credit Agreement (the “Citi Third Amendment”), by and among the Company, the lenders party thereto and Citibank, N.A., as administrative agent, which amends that certain Eighth Amended and Restated Credit Agreement, dated as of September 24, 2021, by and among the Company, as borrower, the lenders from time to time party thereto and Citibank, N.A., as administrative agent (as amended by the Citi Third Amendment, the “Citi Credit Agreement”) and (ii) Second Amendment to Credit Agreement (the “SMBC Second Amendment”), by and among the Company, the lenders party thereto and Sumitomo Mitsui Banking Corporation, as administrative agent, which amends that certain Credit Agreement, dated as of December 6, 2024, by and among the Company, as borrower, the lenders party thereto and Sumitomo Mitsui Banking Corporation, as administrative agent (as amended by the SMBC Second Amendment, the “SMBC Credit Agreement”).

Pursuant to the amendments, the termination date of the revolving commitments under the Citi Credit Agreement was extended from August 23, 2027 to August 23, 2028, and, subject to customary closing conditions, the termination date of the revolving commitments under the SMBC Credit Agreement will be extended from December 6, 2026 to December 6, 2027. Except as expressly modified by the amendments, the terms of each credit agreement remain unchanged and continue in full force and effect.

The foregoing summaries of the Citi Third Amendment and the SMBC Second Amendment do not purport to be complete and are qualified in their entirety by reference to such documents, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 3 to the Credit Agreement dated as of August 5, 2026, among the Company, the lenders party thereto and Citibank, N.A., as administrative agent, which amends that certain Eighth Amended and Restated Credit Agreement, dated as of September 24, 2021, by and among the Company, as borrower, the lenders from time to time party thereto and Citibank, N.A., as administrative agent.

10.2	Second Amendment to Credit Agreement dated as of August 5, 2026, among the Company, the lenders party thereto and Sumitomo Mitsui Banking Corporation, as administrative agent, which amends that certain Credit Agreement, dated as of December 6, 2024, by and among the Company, as borrower, the lenders party thereto and Sumitomo Mitsui Banking Corporation, as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION

By:	/s/ Stephen Coughlin
Name:	Stephen Coughlin
Title:	Executive Vice President and Chief Financial Officer

Date: August 5, 2026